UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2025

Aura FAT Projects Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-901886	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Phillip Steet, #09-00, Royal One Phillip

Singapore, 048692

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +65-3135-1511

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

*Registrant was suspended from trading on Nasdaq on July 30, 2024 and a Form 25 was filed on March 5, 2025.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

On September 9, 2025, Aura FAT Projects Acquisition Corp, a Cayman Islands exempted company limited by shares, with company registration number 384483 (the “Company”) announced the expiration and termination of the Business Combination Agreement, dated as of May 7, 2023, as amended (the “Business Combination Agreement”), by and among (i) the Company, (ii) Allrites Holdings Pte Ltd., a Singapore private company limited by shares, with company registration number 201703484C (“Allrites”), and (iii) Meta Gold Pte. Ltd., a Singapore exempt private company limited by shares, with company registration number 202001973W, in its capacity as the representative for the shareholders of Allrites.

The Business Combination Agreement had an end date of July 18, 2025, and the decision to not extend this end date followed a comprehensive evaluation of prevailing market conditions and strategic priorities carried out by the Company.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2025, Kar Wing (Calvin) Ng, Andrew Porter, Aneel Ranadive, Thorsten Neumann, John Laurens, and Jay McCarthy resigned from the positions as directors (the “Director Resignations”) of Aura FAT Projects Acquisition Corp (the “Company”). Consequently, Jay McCarthy, John Laurens and Thorsten Neumann resigned from their positions as members of the Audit Committee and Andrew Porter and Aneel Ranadive resigned from their positions as members of the Compensation Committee (the “Committee Resignations”).

The Director Resignations as well as the Committee Resignations are not the result of any disagreement with the Company’s operations, policies, or practices.

Item 7.01. Regulation FD Disclosure.

On September 9, 2025, the Company issued a press release regarding the matters discussed in Item 1.02, a copy of which is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and in Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURA FAT PROJECTS ACQUISITION CORP

Date: September 9, 2025	By:	/s/ David Andrada
	Name:	David Andrada
	Title:	Co-Chief Executive Officer

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